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                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - April 16, 1996



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)



        Pennsylvania                1-7410                       25-1233834
(State or other jurisdiction     (Commission                  (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)




                            One Mellon Bank Center
                               500 Grant Street
                        Pittsburgh, Pennsylvania               15258
                   (Address of principal executive offices)  (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated April 16, 1996, regarding first quarter results of operations.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MELLON BANK CORPORATION

Date:  April 16, 1996      By:/s/STEVEN G. ELLIOTT
                                 Steven G. Elliott
                                 Vice Chairman, Chief Financial Officer
                                 & Treasurer
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                                 EXHIBIT INDEX



Number Description                    Method of Filing


99.1         Press Release dated April 16, 1996    Filed herewith